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                             THE VANTAGEPOINT FUNDS

        Supplement dated May 29, 2002 to the Prospectus dated May 1, 2002

This supplement provides new and additional information beyond that which is contained in the Prospectus and should be read in conjunction with such Prospectus.

THE FOLLOWING INFORMATION REPLACES THAT FOUND UNDER THE SECTION ENTITLED "SHAREHOLDER INFORMATION-REPORTING TO INVESTORS" ON PAGE 40.

REPORTING TO INVESTORS

        With respect to any investment transaction reports you may receive from the Funds, review these reports carefully, and call the toll-free investor service line at 1-800-669-7400 or contact the Funds on-line at investorservices@icmarc.org immediately if you see any discrepancies.

        For transactions that receive confirmation statements, if you notify us within 30 days of the confirmation date, we will correct the transaction and your account will be made 100% whole. For transactions for which you only receive a quarterly statement, if you notify us within 90 days of the end of the quarter, we will correct the transaction and your account will be made 100% whole.

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND UNDER THE SECTION ENTITLED "PURCHASES, EXCHANGES, AND REDEMPTIONS - PURCHASES" ON PAGE 40.

PURCHASES

        The Funds are open for investment by, but not limited to, the following:
(i) the VantageTrust Funds; (ii) the employee benefit plans of state and local governments and their agencies and instrumentalities (including retirement and deferred compensation plans established under Sections 401 and 457, respectively, of the Internal Revenue Code of 1986, as amended); (iii) Individual Retirement Plans ("IRAs") of employees or other persons having a familial or otherwise close relationship to those public sector employees; (iv) (with the exception of the Income Preservation and Model Portfolio Funds), persons participating in the Vantagecare retirement health program; (v) 529 college savings plans; (vi) certain tax-exempt or not-for-profit entities; or
(vii) the Retirement Corporation and its affiliates. The details of such eligibility criteria are set forth in the account application.


                   RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE